EX 10.22

                            LOCKBOX SERVICE AGREEMENT

     This Agreement is made and entered into this 21st day of September, 1994 by and between Accolade Funds, a Massachusetts business trust having its principal place of business at 7900 Callaghan Road, San Antonio, Texas, hereinafter called the "Fund" and United Shareholder Services, Inc., a corporation organized under the laws of Texas having its principal place of business at the same address as the Fund, hereinafter called "USSI".

SERVICES

     The Fund hereby requests and USSI hereby agrees to provide lockbox processing services to the Fund in accordance with applicable statutes and regulations promulgated by regulatory authorities.

     USSI's lockbox processing service involves receiving, processing and depositing all investment checks, drafts or other negotiable instruments for the Fund. [Fund shareholders or customers mail their payments for shares or services to the Fund's post office box. USSI's employees pick up the mail several times a day and transport it directly to USSI for processing. Items are examined to make sure they have been properly written. Unacceptable items are forwarded to appropriate USSI personnel, unprocessed, for their review and handling. Acceptable items are microfilmed, encoded, stamped for deposit and deposited on behalf of the Fund on the day processed. The envelope in which the payment was received, a record of the total checks processed for the Fund's account, along with all invoices and other correspondence, are forwarded to appropriate USSI personnel for further processing.]

COMPENSATION

     USSI, for performing lockbox processing, shall be compensated in accordance with Exhibit A. The pricing schedule in Exhibit A is subject to modification, from time to time, upon agreement of the parties.

EFFECTIVE DATE

     This Agreement shall become effective with respect to a Fund as of the date first written above (or, if a particular series or sub-trust of the Fund is not in existence on that date, on the date an amendment to Exhibit B to this Agreement relating to the Fund is executed).

TERMINATION

     This Contract may be terminated by either party without penalty by giving 60 days written notice.

PERFORMANCE OF SERVICE

     USSI shall exercise reasonable care in the performance of its duties under this Agreement.

UNCONTROLLABLE EVENTS

     USSI assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control, including, without limitation, failure of hardware and software provided by third persons. The foregoing does not relieve USSI from acting in a commercially reasonable manner and using its best efforts to recover from any such failure, delay or loss.

ASSIGNMENT

     This Agreement and the rights and duties hereunder shall not be assignable by either of the parties hereto except by the specific written consent of the other party.

INTERPRETATION

     This Agreement shall be interpreted under the laws of the State of Texas. Words and phrases used herein shall be interpreted in accordance with the Act.

LIMITATION ON LIABILITY

     The term "Accolade Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Fund dated April 15, 1993, as the same may subsequently thereto have been, or subsequently hereto be amended. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Master Trust Agreement of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund as provided in its Master Trust Agreement.

     IN WITNESS WHEREOF, The parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

                                       ACCOLADE FUNDS
/S/ Thomas Tays                        /S/Frank E. Holmes
Witness                                Frank E. Holmes
                                       President

                                       UNITED SHAREHOLDER SERVICES, INC.
/S/ Thomas Tays                        /S/ Bobby D. Duncan
Witness                                Bobby D. Duncan
                                       President

                                    EXHIBIT A
                                       TO
                            LOCKBOX SERVICE AGREEMENT
                                     BETWEEN
                        UNITED SHAREHOLDER SERVICES, INC.
                                       AND
                                 ACCOLADE FUNDS

                              PRICING SCHEDULE FOR
                                LOCKBOX SERVICES

          ITEMS PROCESSED                                PRICE
         BREAKPOINT VOLUME                        PER ITEM PROCESSED
         up to 90,000                                    $  .81
         90,000 to 115,000                               $  .61
         115,001 and over                                $  .51

     An "Item" for the purposes of compensation under this Agreement is a check, draft or other negotiable instrument to be encoded and/or deposited. The volume breakpoints and the per Item processing charges are subject to modifications as agreed upon by the parties to this Agreement.

Dated:  As of September 21, 1994       UNITED SHAREHOLDER SERVICES, INC.
                                       BY:      /S/ Bobby D. Duncan
                                       Bobby D. Duncan, President

                                       ACCOLADE FUNDS
                                       BY:      /S/ Frank E. Holmes
                                       Frank E. Holmes President

                                    EXHIBIT B
                                       TO
                            LOCKBOX SERVICE AGREEMENT
                                     BETWEEN
                        UNITED SHAREHOLDER SERVICES, INC.
                                       AND
                                 ACCOLADE FUNDS

NAME OF FUND                           DATE SUBJECT TO AGREEMENT
Bonnel Growth Fund                     September 21, 1994

Dated: As of September 21, 1994        UNITED SHAREHOLDER SERVICES, INC.
                                       BY:/S/ Bobby D. Duncan
                                       Bobby D. Duncan, President

                                       ACCOLADE FUNDS
                                       BY:/S/ Frank E. Holmes
                                       Frank E. Holmes, President